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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 23, 2001


                               AT HOME CORPORATION
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           (Exact name of the Registrant as specified in its charter)


                                    Delaware
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)



        000-22697                                         77-0408542
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  (Commission File Number)                     (IRS Employer Identification No.)


     450 Broadway Street, Redwood City, California               94063
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       (Address of principal executive offices)                (Zip code)


                                 (650) 556-5000
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                       (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)

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ITEM 5:  OTHER EVENTS.

     On October 23, 2001, At Home Corporation ("Excite@Home" or the "Registrant") received notice from AT&T Broadband LLC, the wholly-owned subsidiary of AT&T Corp. that is the sole holder of Excite@Home's Series B Common Stock, that AT&T Broadband had removed C. Michael Armstrong, Frank Ianna, Charles H. Noski and Daniel E. Somers from the board of directors of Excite@Home effective as of October 1, 2001. AT&T Broadband also irrevocably relinquished its rights to replace these directors, and to otherwise appoint or designate additional directors that would constitute a majority of Excite@Home's board of directors. The two remaining directors elected by AT&T Broadband, Mufit Cinali and John C. Petrillo, will continue to serve on the board of directors.

     On October 23, 2001, Excite@Home announced that its Series A Common Stock had been delisted from the Nasdaq National Market effective following the close of the trading markets on Monday, October 22, 2001. The company also announced that its Series A Common Stock became eligible for over-the-counter trading, and for quotation on the Over-The-Counter Bulletin Board under the ticker symbol "ATHMQ", on Tuesday, October 23, 2001. Trading in the company's Series A Common Stock on the Nasdaq National Market had been halted since the company filed a voluntary petition for reorganization relief under Chapter 11 of the United States Bankruptcy Code on September 28, 2001.

     Copies of the press releases announcing this information are filed as exhibits to this report and are incorporated into this report by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)   Exhibits.
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         Exhibit No.       Description of Exhibit

            99.1           Press Release issued by Excite@Home on October 23,
                           2001.

            99.2           Press Release issued by Excite@Home on October 24,
                           2001.

                                      -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 23, 2001                     AT HOME CORPORATION


                                            By:  /s/ DAN BRUSH
                                                --------------------------------
                                                Dan Brush
                                                Vice President and
                                                Acting General Counsel

                                      -3-

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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
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     99.1         Press Release issued by Excite@Home on October 23, 2001.

     99.2         Press Release issued by Excite@Home on October 24, 2001.